Exhibit 99.2
SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
JUNE 30, 2010
University Physicians — Grants Ferry (Brandon, Mississippi)
All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell
Spencer Inc. Any offer to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Company Overview
Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered, and self-managed real estate investment trust (“REIT”) that invests in specialty office buildings for the medical profession, including medical offices and ambulatory surgery and diagnostic centers. The Company focuses on the ownership, strategic planning, delivery (design/build), acquisition and management of strategically located medical office buildings and other healthcare related facilities in the United States of America. The Company has been built around understanding and addressing the specialized real estate needs of the healthcare industry.
The Company is building a national portfolio of healthcare properties primarily located on hospital campuses. Since the Company’s initial public offering in 2005, the Company has grown through acquisitions and facility development to encompass a national footprint, including seven regional offices (Atlanta, Charlotte, Dallas, Denver, Madison, Seattle, and Washington, D.C.) and more than 25 property management offices located throughout the United States. Client relationships and advance planning services give the Company the ability to be included in the initial project discussions that can lead to ownership and investment in healthcare properties.
The Company completed the first fully integrated project with the completion of The Woodlands Center for Specialized Medicine during the fourth quarter of 2009. The Company provided development, design/build (architectural, engineering and construction), and property management services on the medical office building and outpatient treatment center.
In June 2010, the Company completed University Physicians — Grants Ferry in Flowood, Mississippi (a suburb of Brandon, Mississippi) and HealthPartners Medical & Dental Central Minnesota Clinics in Sartell, Minnesota (a suburb of St. Cloud). These two projects utilized the full spectrum of integrated services offered by Cogdell Spencer ERDMAN, including design and construction, development, financing and ownership and full service management.
Since the Company’s founding in 1951, the Company and its predecessors have a 59 year track record and reputation for delivering healthcare facilities with appropriate design, longevity, sustainability and excellent operational efficiency. Cogdell Spencer ERDMAN has been ranked in the top three healthcare design-build firms for five consecutive years by Modern Healthcare’s Annual Construction and Design Survey.

The Company’s property management team has a proactive, customer-focused service approach that leads to faster response times and greater resources to serve tenants. The Company’s management believes that a strong internal property management capability is a vital component of the Company’s business, both for the properties that the Company owns and for those that the Company manages.
As of June 30, 2010, the Company owned or managed healthcare properties located in 12 states and had regional offices located throughout the country to support property management and design-build services. The majority of the Company’s wholly-owned properties are located on hospital campuses.

Cogdell Spencer Inc.
Investor Information

Board of Directors		Senior Management
James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy Chief Financial Officer

Christopher E. Lee	David J. Lubar

Richard C. Neugent	Scott A. Ransom

Randolph D. Smoak, Jr. M.D.

Equity Research Coverage

BMO Capital Markets	KeyBanc Capital Markets
Richard Anderson — 212.885.4180	Karin Ford — 917.368.2293

Janney Montgomery Scott, LLC	Raymond James & Associates
Dan Donlan — 215.665.6476	Paul Puryear — 727.567.2253

Jefferies & Co., Inc.	SmithBarney Citigroup
Tayo Okusanya — 212.336.7076	Eric Wolfe — 212.816.5871

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Jaime Buell
Suite 300		Transfer & Trust	704.940.2929
Charlotte, NC 28209	Stock Exchange Listing	Company
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2959
www.cogdell.com
This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to comply with financial covenants in our debt instruments; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants’ ability to make rent payments; defaults by tenants; customers’ access to financing; delays in project starts and cancellations by customers; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2009. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

	For the Three	For the Six
	Months Ended	Months Ended
	June 30, 2010	June 30, 2010
Selected Operating Data
Rental income	$20,652	$41,555
Straight line rent	231	452
Fair value lease revenues (1)	112	233

Rental revenue	20,995	42,240
Property management and other fees	761	1,579

Revenue from property operations	$21,756	$43,819
Costs related to property operations	$8,387	$16,585
Property operations gross margin	61%	62%

Design-Build and development revenue	$15,253	$50,792
Costs related to design-build contracts and development	$11,407	$36,026
Design-Build and development gross margin	25%	29%

FFOM, excluding non-recurring event and impairment charges, per share and operating partnership unit (2)	$0.12	$0.34
FFOM, excluding non-recurring event and impairment charges (2)	$6,546	$17,696
EBITDA (3)	$11,364	$30,473
Interest expense	$(5,393)	$(10,481)

As of
June 30, 2010
Selected Balance Sheet Data
Cash and cash equivalents	$31,196
Book value of real estate assets before depreciation	$624,105
Total assets	$744,231
Total liabilities	$473,603
Noncontrolling interests and equity	$270,628

Debt
Weighted average interest rate	5.3%
Weighted average remaining maturity (years)	3.6
Debt / total assets	53%

Capitalization
Common shares outstanding	49,962
Units outstanding	7,849
Total common shares and units outstanding	57,811
Share price at end of period	$6.76
Equity value at end of period (4)	$390,802
Debt	$396,199
Total market capitalization	$787,001

Portfolio Statistics — In-service, Consolidated Properties
Number of properties	64
Total square footage	3,496,977
Occupancy	91.0%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.

(2)
For a definition, discussion, and a quantitative reconciliation of the differences between FFOM and net income (loss), see page 9. For a detailed listing of non-recurring events and impairment charges, see FFO reconciliation on page 9.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net income (loss), see page 10.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Results for the Three and Six Months Ended June 30, 2010
(in thousands, except per share and operating partnership unit data)
The Company reports FFOM and FFOM per share and operating partnership unit for the three and six months ended June 30, 2010, as follows:

	For the Three Months Ended		For the Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
FFOM (1)	$(6,847)	$4,915	$4,303	$(88,773)
Non-recurring events and impairment charges (2)	13,393	1,520	13,393	103,266

FFOM, excluding non-recurring events and impairment charges	$6,546	$6,435	$17,696	$14,493

Per share and operating partnership unit data:
FFOM (1)	$(0.13)	$0.14	$0.08	$(2.88)
Non-recurring events and impairment charges (2)	0.25	0.04	0.26	3.35
FFOM, excluding non-recurring events and impairment charges	0.12	0.19	0.34	0.47
The Company reports FFO and FFO per share and operating partnership unit for the three and six months ended June 30, 2010, as follows:

	For the Three Months Ended		For the Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
FFO (1)	$(7,221)	$4,073	$3,555	$(91,155)
Non-recurring events and impairment charges (2)	13,393	1,520	13,393	103,266

FFO, excluding non-recurring events and impairment charges	$6,172	$5,593	$16,948	$12,111

Per share and operating partnership unit data:
FFO (1)	$(0.13)	$0.12	$0.07	$(2.96)
Non-recurring events (2)	0.25	0.04	0.26	3.35
FFO, excluding non-recurring events and impairment charges	0.11	0.16	0.32	0.39
The Company reports net income (loss) attributable to Cogdell Spencer Inc. and net income (loss) attributable to Cogdell Spencer Inc. per share for the three and six months ended June 30, 2010, as follows:

	For the Three Months Ended		For the Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Net income (loss) attributable to Cogdell Spencer Inc.	$(12,021)	$(2,315)	$(8,736)	$(72,533)
Non-recurring events and impairment charges attributable to Cogdell Spencer Inc. (2)	11,451	1,189	11,451	70,854

Net income (loss) attributable to Cogdell Spencer Inc., excluding non-recurring events and impairment charges (2)	$(570)	$(1,126)	$2,715	$(1,679)

Per share data:
Net income (loss) attributable to Cogdell Spencer Inc.	$(0.26)	$(0.09)	$(0.20)	$(2.68)
Non-recurring events and impairment charges attributable to Cogdell Spencer Inc. (2)	0.25	0.04	0.26	2.62
Net income (loss) attributable to Cogdell Spencer Inc., excluding non-recurring events and impairment charges (2)	(0.01)	(0.04)	0.06	(0.06)

(1)	For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net income (loss), see page 9.

(2)	For a detailed listing of non-recurring events and impairment charges, see FFO reconciliation on page 9.

Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
Assets
Real estate properties:
Operating real estate properties	$616,154	$582,050	$561,124	$534,887	$531,069
Less: Accumulated depreciation	(106,004)	(99,544)	(93,247)	(87,109)	(81,023)

Total real estate properties, net	510,150	482,506	467,877	447,778	450,046
Construction in process	7,951	29,401	43,338	52,260	36,419

Total real estate properties, net	518,101	511,907	511,215	500,038	486,465
Cash and cash equivalents	31,196	18,544	25,914	24,954	12,988
Restricted cash	7,888	3,215	3,060	13,924	13,444
Tenant and accounts receivable, net	8,070	11,502	12,993	17,910	30,318
Goodwill	102,195	108,683	108,683	108,683	108,683
Trade names and trademarks	34,093	41,240	41,240	41,240	41,240
Intangible assets, net	18,670	20,185	21,742	22,837	24,542
Other assets	24,018	24,724	25,599	29,226	29,583
Other assets — held for sale	—	2,243	2,217	3,691	3,705

Total assets	$744,231	$742,243	$752,663	$762,503	$750,968

Liabilities and Equity
Mortgage notes payable	$291,199	$286,295	$280,892	$264,752	$253,387
Revolving credit facility	55,000	80,000	80,000	80,000	80,000
Term Loan	50,000	50,000	50,000	50,000	50,000
Accounts payable	11,081	9,838	15,293	18,708	21,187
Billings in excess of costs and estimated earnings on uncompleted contracts	4,657	5,353	13,189	23,216	21,556
Deferred income taxes	13,543	15,688	15,993	14,635	13,706
Payable to prior MEA Holdings shareholders	—	—	—	18,002	18,002
Other liabilities	48,123	47,879	47,312	47,655	42,299
Other liabilities — held for sale	—	2,206	2,204	2,311	2,322

Total liabilities	473,603	497,259	504,883	519,279	502,459

Commitments and contingencies
Equity:
Cogdell Spencer Inc. stockholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	500	428	427	425	425
Additional paid-in capital	418,194	370,951	370,593	369,539	369,483
Accumulated other comprehensive loss	(4,843)	(2,868)	(1,861)	(3,160)	(2,221)
Accumulated deficit	(182,332)	(165,314)	(164,321)	(161,604)	(158,598)

Total Cogdell Spencer Inc. stockholders’ equity	231,519	203,197	204,838	205,200	209,089
Noncontrolling interests:
Real estate partnerships	3,810	4,437	5,220	4,857	5,442
Operating partnership	35,299	37,350	37,722	33,167	33,978

Total noncontrolling interests	39,109	41,787	42,942	38,024	39,420

Total equity	270,628	244,984	247,780	243,224	248,509

Total liabilities and equity	$744,231	$742,243	$752,663	$762,503	$750,968

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
Revenues:
Rental revenue	$20,995	$21,245	$20,375	$19,960	$19,574
Design-Build contract revenue and other sales	15,236	35,436	30,016	30,298	36,712
Property management and other fees	761	818	807	816	863
Development management and other income	17	103	98	239	227

Total revenues	37,009	57,602	51,296	51,313	57,376

Expenses:
Property operating and management	8,387	8,198	8,021	8,103	7,820
Design-Build contracts and development management	11,407	24,619	21,388	21,166	31,242
Selling, general, and administrative	9,345	5,820	11,067	7,876	6,675
Depreciation and amortization	8,182	8,085	7,470	8,013	8,944
Impairment charges	13,635	—	—	—	—

Total expenses	50,956	46,722	47,946	45,158	54,681

Income (loss) from continuing operations before other income (expense) and income tax benefit (expense)	(13,947)	10,880	3,350	6,155	2,695
Other income (expense):
Interest and other income	134	160	164	161	139
Gain on settlement from MEA Holdings, Inc. transaction	—	—	4,905	—	—
Interest expense	(5,393)	(5,089)	(5,123)	(5,037)	(5,560)
Debt extinguishment and interest rate derivative expense	(9)	(15)	(10)	(10)	(2,490)
Equity in earnings (loss) of unconsolidated partnerships	—	3	10	(4)	2

Total other income (expense)	(5,268)	(4,941)	(54)	(4,890)	(7,909)

Income (loss) from continuing operations before income tax benefit	(19,215)	5,939	3,296	1,265	(5,214)
Income tax benefit (expense)	5,174	(1,726)	60	231	2,208

Net income (loss) from continuing operations	(14,041)	4,213	3,356	1,496	(3,006)

Discontinued operations:
Loss from discontinued operations	24	(18)	(41)	(40)	(44)
Impairment of real estate property	—	—	(1,359)	—	—
Gain on sale of real estate property	264	—	—	—	—

Total discontinued operations	288	(18)	(1,400)	(40)	(44)

Net income (loss)	(13,753)	4,195	1,956	1,456	(3,050)

Net loss (income) attributable to the noncontrolling interest in:
Real estate partnerships	(177)	(311)	(131)	(17)	(48)
Operating partnership	1,909	(598)	(269)	(191)	783

Net income (loss) attributable to Cogdell Spencer Inc.	$(12,021)	$3,286	$1,556	$1,248	$(2,315)

Per share data — basic and diluted:
Income (loss) from continuing operations attributable to Cogdell Spencer Inc.	$(0.27)	$0.08	$0.06	$0.03	$(0.09)
Loss from discontinued operations attributable to Cogdell Spencer Inc.	0.01	(0.00)	(0.02)	(0.00)	(0.00)

Net income (loss) per share sttributable to Cogdell Spencer Inc.	$(0.26)	$0.08	$0.04	$0.03	$(0.09)

Weighted average common shares — basic and diluted	46,111	42,768	42,615	42,539	27,084

Net income (loss) attributable to Cogdell Spencer Inc.:
Income (loss) from continuing operations, net of tax	$(12,267)	$3,301	$2,740	$1,282	$(2,281)
Discontinued operations	246	(15)	(1,184)	(34)	(34)

Net income (loss)	$(12,021)	$3,286	$1,556	$1,248	$(2,315)

Business Segment Reporting
(in thousands)
(unaudited)

		Design-Build
	Property	and	Intersegment	Unallocated
Three months ended June 30, 2010:	Operations	Development	Eliminations	and Other	Total
Revenues:
Rental revenue	$21,018	$—	$(23)	$—	$20,995
Design-Build contract revenue and other sales	—	24,229	(8,993)	—	15,236
Property management and other fees	761	—	—	—	761
Development management and other income	—	2,266	(2,249)	—	17

Total revenues	21,779	26,495	(11,265)	—	37,009

Certain operating expenses:
Property operating and management	8,387	—	—	—	8,387
Design-Build contracts and development management	—	20,940	(9,533)	—	11,407
Selling, general, and administrative	—	4,606	(23)	—	4,583
Impairment charges	—	13,635	—	—	13,635

Total certain operating expenses	8,387	39,181	(9,556)	—	38,012

	13,392	(12,686)	(1,709)	—	(1,003)
Interest and other income	134	—	—	—	134
Corporate general and administrative expenses	—	—	—	(4,762)	(4,762)
Interest expense	—	—	—	(5,393)	(5,393)
Interest rate derivative expense	—	—	—	(9)	(9)
Provision for income taxes applicable to funds from operations modified	—	—	—	4,935	4,935
Non-real estate related depreciation and amortization	—	(237)	—	(60)	(297)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	3	—	—	—	3
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(479)	—	—	—	(479)
Discontinued operations	58	—	—	(34)	24

Funds from operations modified (FFOM)	13,108	(12,923)	(1,709)	(5,323)	(6,847)

Amortization of intangibles related to purchase accounting, net of income tax benefit	(42)	(571)	—	239	(374)

Funds from operations (FFO)	13,066	(13,494)	(1,709)	(5,084)	(7,221)

Real estate related depreciation and amortization	(7,275)	—	—	—	(7,275)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	479	—	—	—	479
Gain on sale of real estate property	264	—	—	—	264

Net income (loss)	6,534	(13,494)	(1,709)	(5,084)	(13,753)
Net income (loss) attributable to the noncontrolling interest in:
Real estate partnerships	(177)	—	—	—	(177)
Operating partnership	—	—	—	1,909	1,909

Net income (loss) attributable to Cogdell Spencer Inc.	$6,357	$(13,494)	$(1,709)	$(3,175)	$(12,021)

Reconciliation of Net Income (Loss) to Funds from Operations and Funds from Operations Modified (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
Net income (loss)	$(13,753)	$4,195	$1,956	$1,456	$(3,050)
Add:
Real estate related depreciation and amortization:
Wholly-owned and consolidated properties, including amounts in discontinued operations	7,272	7,194	7,197	7,222	7,344
Unconsolidated real estate partnerships	3	3	3	3	3
Less:
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(479)	(616)	(374)	(206)	(224)
Gain on sale of real estate property	(264)	—	—	—	—

Funds from Operations (FFO) (1)	(7,221)	10,776	8,782	8,475	4,073
Amortization of intangibles related to purchase accounting, net of tax benefit	374	373	30	353	842

Funds from Operations Modified (FFOM) (1)	(6,847)	11,149	8,812	8,828	4,915
Non-recurring events and impairment charges:
Gain on settlement from MEA Holdings, Inc. transaction	—	—	(4,905)	—	—
Impairment of real estate property held for sale	—	—	1,359	—	—
Strategic planning professional fees	—	—	2,641	—	—
Intangible asset impairment charges, net of tax benefit	10,848	—	—	—	—
Debt extinguishment and interest rate derivative expense, net of tax benefit	—	—	—	—	1,520
CEO retirement compensation expense, net of income tax benefit	2,545	—	—	—	—

Impact of non-recurring events and impairment charges	13,393	—	(905)	—	1,520

FFOM, excluding non-recurring events and impairment charges	$6,546	$11,149	$7,907	$8,828	$6,435

FFO per share and unit — basic and diluted	$(0.13)	$0.21	$0.17	$0.17	$0.12
FFOM per share and unit — basic and diluted	$(0.13)	$0.22	$0.17	$0.18	$0.14
FFOM per share and unit — basic and diluted, excluding non-recurring events	$0.12	$0.22	$0.16	$0.18	$0.19

Weighted average shares and units outstanding	53,913	50,559	50,386	50,070	34,653

(1)
FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies. FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting. The Company presents FFO and FFOM because it considers them important supplemental measures of operational performance. The Company believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO and FFOM do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO and FFOM should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of the Company’s performance, nor are they indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.

(2)
Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

Coverage Ratios
(in thousands, except ratio amounts)

	Three Months Ended
	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
Interest coverage ratio:
EBITDA	$11,364	$19,144	$15,926	$14,285	$11,804
Cash paid for interest	5,542	5,289	5,336	5,319	5,182

Interest coverage ratio	2.05	3.62	2.98	2.70	2.28

Fixed charge coverage ratio:
EBITDA	$11,364	$19,144	$15,926	$14,285	$11,804
Fixed charges:
Cash paid for interest	5,542	5,289	5,336	5,319	5,182
Principal payments	1,019	1,031	928	943	997

Total fixed charges	$6,561	$6,320	$6,264	$6,262	$6,179

Fixed charge coverage ratio	1.73	3.03	2.54	2.29	1.91

Reconciliation of Earnings Before Interest, Taxes,
Depreciation, and Amortization (“EBITDA”) (1)
(in thousands)

	For the Three	For the Six
	Months Ended	Months Ended
	June 30, 2010	June 30, 2010
Reconciliation of net income (loss) to EBITDA:
Net income (loss)	$(13,753)	$(9,558)
Interest expense	5,393	10,481
Income tax expense (benefit)	(5,174)	(3,448)
Depreciation and amortization	8,182	16,266
Impairment charges	13,635	13,635
CEO retirement expense	3,072	3,072
Debt extinguishment and interest rate derivative expense	9	25

EBITDA	$11,364	$30,473

(1)
The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company’s performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company’s business, its utility as a measure of the Company’s performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, the Company’s EBITDA may not be comparable to such other equity REITs’ EBITDA.

Consolidated Debt Analysis as of June 30, 2010
(dollars in thousands)

	Stated Interest	Interest		Principal	Maturity	Amortization
	Rate (%)	Rate (%)		Balance	Date	(years)
Secured mortgage loans — wholly-owned properties:
Rocky Mount Medical Park	Prime	4.25	(1)	$6,530	12/15/2010	25
St. Francis CMOB LLC, St. Francis Professional Medical Center	LIBOR + 1.85	5.17	(2)	6,779	6/15/2011	39
St. Francis Medical Plaza (Greenville), St. Francis Women’s	LIBOR + 1.85	5.17	(2)	7,282	6/15/2011	39
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(2)	4,700	8/18/2011	39
Mulberry Medical Park	6.25	6.25		897	9/15/2011	10
Methodist Professional Center I	LIBOR + 1.30	1.53		25,360	10/31/2011	30
River Hills Medical Plaza	LIBOR + 3.75	5.53	(2)	3,445	12/22/2011	22
East Jefferson Medical Plaza	LIBOR + 3.75	5.55	(2)	11,600	1/31/2012	Interest only
Barclay Downs	6.50	6.50		4,328	11/15/2012	25
Providence Medical Office Building I, II and III	6.12	6.12		8,199	1/12/2013	25
One Medical Park	5.93	5.93		4,975	11/1/2013	20
Three Medical Park	5.55	5.55		7,565	3/25/2014	25
Medical Arts Center of Orangeburg	LIBOR + 3.25	6.00	(3)	2,313	5/5/2014	20
Lancaster Rehabilitation Hospital (construction loan)	LIBOR + 3.75	3.98		2,100	6/26/2014	25
Lancaster Rehabilitation Hospital	6.71	6.71		9,543	6/26/2014	25
Rowan Outpatient Surgery Center	6.00	6.00		3,193	7/6/2014	25
East Jefferson MOB	6.01	6.01		8,853	8/10/2014	25
Rocky Mount Kidney Center	6.75	6.75		981	8/21/2014	15
Randolph Medical Park, Lincoln/Lakemont Family Practice, and Northcross Family Physicians	7.00	7.00		7,392	10/15/2014	20
MRMC MOB I	7.33	7.33		5,950	11/1/2014	25
HealthPartners Medical & Dental Clinics (construction loan)	LIBOR + 3.25	6.00	(4)	9,079	11/1/2014	22.5 (5)
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Park and Weddington & Internal/Pediatric Medicine	LIBOR + 1.50	3.25	(6)	8,143	12/15/2014	25
Peerless Crossing Medical Center	6.06	6.06		7,303	9/1/2016	30
Central NY Medical Center	6.22	6.22		24,500	7/15/2017	Interest only
Palmetto Health Parkridge	5.68	5.68		13,500	6/1/2017	Interest only (7)
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Health Park Medical Office Building	7.50	7.50		6,951	12/1/2019	25
Medical Center Physicians Tower (construction loan)	LIBOR + 2.50	4.50	(2)	10,285	3/1/2019	25 (5)
University Physicians — Grants Ferry (construction loan)	LIBOR + 2.25	2.48	(9)	9,440	4/20/2019	25 (5)
Roper Medical Office Building	7.10	7.10		9,357	6/1/2019	25

Total / weighted average mortgages — wholly-owned properties		5.30		$246,468

Secured revolving credit facility:
Tranche I	LIBOR + 1.15	3.97	(2)	25,000	3/10/2011	Interest only
Tranche II	LIBOR + 1.15	4.26	(2)	30,000	3/10/2011	Interest only

Total / weighted average secured revolving credit facility		4.13		55,000

Term loan	LIBOR + 4.50	7.32	(2)	50,000	3/10/2011	Interest only

Consolidated real estate partnerships:
Alamance Regional Mebane Outpatient Center	LIBOR + 1.30	1.54		10,892	5/1/2011	30
Alamance Regional Mebane Outpatient Center	LIBOR + 4.00	4.23		1,470	5/1/2011	Interest only
English Road Medical Center	6.03	6.03		5,214	3/1/2012	25
Lancaster ASC MOB	LIBOR + 1.20	5.23	(2)	10,328	3/2/2015	25
Woodlands Center for Specialized Medicine	LIBOR + 1.50	6.21	(2)	16,751	9/26/2018	25

Total / weighted average consolidated real estate partnerships		4.76		44,655

Total / weighted average debt				396,123
Unamortized premium				76

Total / weighted average debt		5.33		$396,199

(1)	Maximum interest of 7.25%; minimum interest of 4.25%.

(2)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(3)	Minimum interest of 6.00%.

(4)
Minimum interest of 6.00%. The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 6.80% beginning December 2010, when the construction phase of the loan expires and converts to an amortizing loan.

(5)	Interest only during construction period.

(6)	Maximum interest of 8.25%; minimum interest of 3.25%.

(7)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.

(8)
The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 6.19% beginning October 2010, when the construction phase of the loan expires and converts to an amortizing loan.

(9)
The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 5.95% beginning November 2010, when the construction phase of the loan expires and converts to an amortizing loan.

Consolidated Debt Analysis as of June 30, 2010
(dollars in thousands)
Future maturities and principal payments

					Weighted Average
	Future Scheduled Repayments			Percent of Total	Interest Rate on
Year	Amortization	Maturities	Total	Mortgages	Maturing Debt(1)
remainder of 2010	$2,300	$6,307	$8,607	3%	4.3%
2011	4,391	59,842	64,233	22%	2.9%
2012	4,188	20,712	24,900	9%	5.9%
2013	4,181	11,577	15,758	5%	6.0%
2014	3,344	57,468	60,812	21%	5.9%
Thereafter	7,450	109,363	116,813	40%	5.8%

Total mortgages	$25,854	$265,269	$291,123	100%	5.2%
Secured revolving credit facility (March 2011 maturity)	—	55,000	55,000
Term loan (March 2011 maturity)	—	50,000	50,000

Total	$25,854	$370,269	$396,123

Debt profile

			Weighted Average
	Balance	Percent of Total	Interest Rate(1)	Maturity (Years)
Fixed rate mortgages — wholly-owned properties	$206,435	52%	5.6%	5.0
Variable rate mortgages — wholly-owned properties	40,033	10%	1.7%	0.9
Secured revolving credit facility	55,000	14%	4.1%	0.7
Term loan	50,000	13%	7.3%	0.7
Mortgages — consolidated real estate partnerships	44,655	11%	4.8%	4.6

Total	$396,123	100%	5.3%	3.6

Secured revolving credit facility — matures March 2011

Facility	$150,000
Less: Outstanding	55,000
Less: Letters of credit	8,007

Availability	$86,993

Capitalized interest 2Q 2010	$159
Covenant summary

	Required	Current Quarter	In Compliance
Secured revolving credit facility (2):
Maximum total leverage ratio	< 70%	0.48 to 1.00	Yes
Maximum real estate leverage ratio	< 70%	0.53 to 1.00	Yes
Minimum fixed charge coverage ratio	> 1.50x	2.40 to 1.00	Yes
Minimum required tangible net worth	> $182,032	$272,120	Yes
Maximum total debt to real estate value ratio	< 90%	0.61 to 1.00	Yes

Term loan (2):
Maximum Erdman senior indebtedness to adjusted EBITDA	< 3.50x	2.39 to 1.00	Yes
Maximum Erdman total indebtedness to adjusted EBITDA	< 5.50x	2.39 to 1.00	Yes
Minimum adjusted EBITDA to fixed charges	> 2.00x	4.12 to 1.00	Yes

(1)	Includes the fixed rate swapped interest rates.

(2)	For covenant definitions and a listing of non-financial debt covenants, please refer to the Company’s filings with the Securities and Exchange Commission.

Property Listing as of June 30, 2010

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
California
Verdugo Hills Professional Bldg I	Glendale	100.0%	63,887	94.3%	$1,931,461	$32.07
Verdugo Hills Professional Bldg II	Glendale	100.0%	42,906	99.5%	1,445,720	33.86

			106,793	96.4%	3,377,181	32.82

Florida
Woodlands Center for Specialized Medicine	Pensacola	40.0%	75,985	100.0%	2,402,922	31.62

Georgia
Augusta POB I	Augusta	100.0%	99,494	90.7%	1,318,346	14.61
Augusta POB II	Augusta	100.0%	125,634	87.6%	2,288,980	20.79
Augusta POB III	Augusta	100.0%	47,034	90.0%	926,969	21.91
Augusta POB IV	Augusta	100.0%	55,134	82.5%	889,855	19.56
Summit Professional Plaza I	Brunswick	100.0%	33,039	93.5%	858,710	27.80
Summit Professional Plaza II	Brunswick	100.0%	64,233	96.7%	1,773,437	28.54

			424,568	89.8%	8,056,297	21.14

Indiana
Methodist Professional Center I (1)	Indianapolis	100.0%	150,243	96.4%	3,612,763	24.94
Methodist Professional Center II (sub-lease)	Indianapolis	100.0%	24,080	100.0%	653,679	27.15

			174,323	96.9%	4,266,442	25.26

Kentucky
OLBH Same Day Surgery Center and MOB	Ashland	100.0%	46,907	91.5%	1,125,534	26.22
OLBH Parking Garage					882,838

			46,907	91.5%	2,008,372	26.22	(2)

Louisiana
East Jefferson MOB	Metairie	100.0%	119,921	100.0%	2,619,348	21.84
East Jefferson Medical Plaza	Metairie	100.0%	123,184	100.0%	2,785,905	22.62
East Jefferson MRI	Metairie	100.0%	10,809	100.0%	995,663	92.11

			253,914	100.0%	6,400,916	25.21

Minnesota
Health Partners Medical & Dental Clinics	Sartell	100.0%	60,108	94.9%	1,908,042	33.44

Mississippi
University Physicians — Grants Ferry	Flowood	100.0%	50,575	100.0%	1,622,481	32.08

New York
Central NY Medical Center (3)	Syracuse	100.0%	111,634	97.8%	3,007,737	27.55

North Carolina
Alamance Regional Mebane Outpatient Center	Mebane	35.1%	68,206	71.1%	1,878,799	38.76
Barclay Downs	Charlotte	100.0%	38,395	100.0%	874,173	22.77
Birkdale Bldgs C, D, E and Birkdale Wellness	Huntersville	100.0%	64,669	96.4%	1,384,868	22.22
Birkdale II	Huntersville	100.0%	8,269	100.0%	223,784	27.06
Copperfield Medical Mall	Concord	100.0%	26,000	100.0%	631,660	24.29
East Rocky Mount Kidney Center	Rocky Mount	100.0%	8,043	100.0%	158,849	19.75
English Road Medical Center	Rocky Mount	34.5%	35,393	95.7%	950,728	28.08
Gaston Professional & Ambulatory Surgery Centers	Gastonia	100.0%	114,956	100.0%	2,776,246	24.15
Gaston Parking					606,141
Gateway Medical Office Building	Concord	100.0%	61,789	69.1%	1,119,819	26.21
Harrisburg Family Physicians	Harrisburg	100.0%	8,202	100.0%	224,301	27.35
Harrisburg Medical Mall	Harrisburg	100.0%	18,360	100.0%	500,851	27.28
Lincoln/Lakemont Family Practice	Lincolnton	100.0%	16,500	100.0%	397,713	24.10
Mallard Crossing Medical Park	Charlotte	100.0%	52,540	66.0%	855,184	24.67
Medical Arts Building	Concord	100.0%	84,972	98.2%	1,912,821	22.93
Midland Medical Park	Midland	100.0%	14,610	100.0%	441,985	30.25
Mulberry Medical Park	Lenoir	100.0%	24,992	87.0%	424,002	19.50
Northcross Family Physicians	Charlotte	100.0%	8,018	100.0%	234,496	29.25
Randolph Medical Park	Charlotte	100.0%	84,131	71.8%	1,342,880	22.22

Property Listing as of June 30, 2010

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot

North Carolina (continued)
Rocky Mount Kidney Center	Rocky Mount	100.0%	10,105	100.0%	199,574	19.75
Rocky Mount Medical Park	Rocky Mount	100.0%	96,993	92.8%	1,927,238	21.40
Rowan Outpatient Surgery Center	Salisbury	100.0%	19,464	100.0%	435,162	22.36
Weddington Internal & Pediatric Medicine	Concord	100.0%	7,750	100.0%	203,224	26.22

			872,357	89.0%	19,704,498	24.60	(2)

Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	100.0%	57,508	100.0%	1,484,740	25.82
Lancaster ASC MOB	Lancaster	80.9%	64,214	100.0%	2,130,199	33.17

			121,722	100.0%	3,614,939	29.70

South Carolina
200 Andrews	Greenville	100.0%	25,902	100.0%	628,047	24.25
Beaufort Medical Plaza	Beaufort	100.0%	59,340	100.0%	1,345,475	22.67
Carolina Forest Medical Plaza	Myrtle Beach	100.0%	38,902	43.5%	533,125	31.53
Mary Black Westside Medical Office Bldg	Spartanburg	100.0%	37,455	100.0%	723,386	19.31
Medical Arts Center of Orangeburg	Orangeburg	100.0%	49,324	78.0%	766,672	19.94
Mount Pleasant Medical Office Long Point	Mt. Pleasant	100.0%	38,735	77.4%	802,594	26.78
One Medical Park	Columbia	100.0%	69,840	80.8%	1,382,144	24.49
Palmetto Health Parkridge	Columbia	100.0%	89,451	94.6%	2,096,888	24.78
Providence MOB I	Columbia	100.0%	48,500	87.2%	950,048	22.46
Providence MOB II	Columbia	100.0%	23,280	100.0%	481,018	20.66
Providence MOB III	Columbia	100.0%	54,417	49.6%	547,092	20.27
River Hills Medical Plaza	Little River	100.0%	27,566	70.9%	635,928	32.53
Roper Medical Office Building	Charleston	100.0%	122,785	95.6%	2,516,519	21.43
St. Francis CMOB	Greenville	100.0%	45,140	100.0%	1,187,832	26.31
St. Francis Medical Plaza (Charleston)	Charleston	100.0%	28,734	100.0%	840,813	29.26
St. Francis Medical Plaza (Greenville)	Greenville	100.0%	62,724	50.7%	642,650	20.21
St. Francis Professional Medical Center	Greenville	100.0%	49,767	100.0%	1,131,311	22.73
St. Francis Women’s	Greenville	100.0%	57,590	76.5%	944,952	21.46
Three Medical Park	Columbia	100.0%	88,755	100.0%	2,172,104	24.47

			1,018,207	85.1%	20,328,598	23.45

Tennessee
Health Park Medical Office Building	Chattanooga	100.0%	52,151	88.8%	1,730,882	37.38
Peerless Crossing Medical Center	Cleveland	100.0%	40,506	100.0%	1,231,652	30.41

			92,657	93.7%	2,962,534	34.13

Virginia
MRMC MOB I	Mechanicsville	100.0%	56,610	100.0%	1,635,213	28.89
St. Mary’s MOB North — (Floors 6 & 7)	Richmond	100.0%	30,617	100.0%	782,494	25.56

			87,227	100.0%	2,417,707	27.72

Total			3,496,977	91.0%	$82,078,666	$25.33	(2)

(1)	Parking revenue from an adjacent parking deck is approximately $89,000 per month, or $1,068,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $102,000 per month, or $1,224,000 annualized.

Property Occupancy Rates

	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
California
Verdugo Professional Bldg I	94.3%	94.3%	95.2%	95.2%	94.5%
Verdugo Professional Bldg II	99.5%	99.5%	99.5%	99.5%	97.3%

Florida
Woodlands Center for Specialized Medicine	100.0%	100.0%	100.0%	n/a	n/a

Georgia
Augusta POB I	90.7%	77.7%	81.9%	82.2%	85.3%
Augusta POB II	87.6%	87.6%	87.6%	87.6%	87.6%
Augusta POB III	90.0%	90.0%	90.0%	90.0%	100.0%
Augusta POB IV	82.5%	82.5%	82.5%	88.9%	88.9%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.7%

Indiana
Methodist Professional Center I	96.4%	96.4%	96.4%	95.6%	95.6%
Methodist Professional Center II	100.0%	100.0%	100.0%	100.0%	100.0%

Kentucky
OLBH Same Day Surgery Center and MOB	91.5%	100.0%	95.9%	95.9%	95.9%

Louisiana
East Jefferson MOB	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson MRI	100.0%	100.0%	100.0%	100.0%	100.0%

Minnesota
Health Partners Medical & Dental Clinics	94.9%	n/a	n/a	n/a	n/a

Mississippi
University Physicians — Grants Ferry	100.0%	n/a	n/a	n/a	n/a

New York
Central NY Medical Center	97.8%	95.4%	96.7%	96.7%	96.7%

North Carolina
Alamance Regional Mebane Outpatient Ctr	71.1%	71.1%	71.1%	71.1%	66.9%
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Bldgs C, D, E and Birkdale Wellness	96.4%	96.4%	100.0%	100.0%	100.0%
Birkdale II	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
English Road Medical Center	95.7%	95.7%	95.7%	95.7%	95.7%
Gaston Professional & Ambulatory Surgery Centers	100.0%	100.0%	100.0%	100.0%	100.0%
Gateway Medical Office Building	69.1%	69.1%	87.9%	87.9%	87.9%
Harrisburg Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	66.0%	66.9%	62.9%	62.9%	62.9%
Medical Arts Building	98.2%	98.2%	98.2%	98.2%	98.2%
Midland Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	87.0%	77.7%	87.0%	87.0%	87.0%
Northcross Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	71.8%	71.8%	71.8%	71.8%	64.8%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%

Property Occupancy Rates

	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
North Carolina (continued)
Rocky Mount Medical Park	92.8%	92.8%	100.0%	100.0%	100.0%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster ASC MOB	100.0%	100.0%	100.0%	100.0%	93.0%

South Carolina
200 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest Medical Plaza	43.5%	43.5%	43.5%	43.5%	43.5%
Mary Black Westside Medical Office Bldg	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	78.0%	78.0%	80.4%	80.1%	82.2%
Mount Pleasant Medical Office Long Point	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park	80.8%	80.8%	80.8%	80.8%	80.3%
Palmetto Health Parkridge	94.6%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	87.2%	87.2%	87.2%	91.7%	94.7%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	49.6%	55.5%	55.5%	51.4%	51.4%
River Hills Medical Plaza	70.9%	70.9%	79.5%	79.5%	100.0%
Roper Medical Office Building	95.6%	95.6%	99.3%	100.0%	99.0%
St. Francis CMOB	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Charleston)	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Greenville)	50.7%	50.7%	50.7%	52.5%	52.5%
St. Francis Professional Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Women’s	76.5%	76.5%	76.5%	73.4%	73.4%
Three Medical Park	100.0%	100.0%	100.0%	93.8%	93.8%

Tennessee
Health Park Medical Office Building	88.8%	100.0%	100.0%	100.0%	100.0%
Peerless Crossing Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%

Virginia
MRMC MOB I	100.0%	100.0%	100.0%	92.7%	84.2%
St. Mary’s MOB North — (Floors 6 & 7)	100.0%	100.0%	90.1%	90.1%	90.1%

Lease Expirations for Leases In Place at June 30, 2010

					Percentage of
			Percentage of		Property	Annualized
	Number of	Net Rentable	Net Rentable	Annualized	Annualized	Rent Per Leased
	Leases Expiring	Square Feet	Square Feet	Rent	Rent	Square Foot
Available	—	315,352	9.0%	$—	—	$—
2010	95	375,371	10.7%	9,054,455	11.0%	24.12
2011	94	329,674	9.4%	7,668,824	9.3%	23.26
2012	143	648,634	18.5%	17,416,784	21.2%	24.56	(1)
2013	79	349,564	10.0%	7,854,332	9.6%	22.47
2014	80	367,363	10.5%	9,091,434	11.1%	24.75
2015	43	167,352	4.8%	4,126,150	5.0%	24.66
2016	23	109,280	3.1%	2,316,654	2.8%	21.20
2017	36	226,086	6.5%	6,438,653	7.8%	28.48
2018	16	90,383	2.6%	2,412,403	2.9%	26.69
2019	7	53,032	1.5%	1,265,129	1.5%	23.86
2020	6	27,517	0.8%	621,122	0.8%	22.57
Thereafter	16	437,369	12.5%	13,812,726	16.8%	31.58

Total	638	3,496,977	100.0%	$82,078,666	100.0%	$25.33	(1)

(1)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.
Ten Largest Tenants by Annualized Rent at June 30, 2010

	Tenant	Annualized Rent	Percent of Portfolio
1	Carolinas Healthcare System	$5,610,229	6.8%
2	Palmetto Health Alliance	3,415,597	4.2%
3	Bon Secours St. Francis Hospital	2,962,167	3.6%
4	Lancaster General Hospital	2,904,486	3.5%
5	Woodlands Medical	2,402,922	2.9%
6	Gaston Memorial Hospital	1,971,344	2.4%
7	Jefferson Parish Hospital District #2	1,871,268	2.3%
8	HealthPartners, Inc.	1,776,080	2.2%
9	Southeast Georgia Health System	1,709,564	2.1%
10	Our Lady of Bellefonte	1,674,618	2.0%

		$26,298,275	32.0%

Acquisitions and Completed Developments for the period January 1, 2009 through June 30, 2010
(dollars in thousands)

			Date Acquired /	Net Rentable	Purchase Price /
Property	Location	Type	In-service	Square Feet	Construction Cost

Alamance Regional Mebane Outpatient Center (1)	Mebane, NC	Development	3Q 2009	68,206	$17,449
Woodlands Center for Specialized Medicine (2)	Pensacola, FL	Development	4Q 2009	75,985	24,732
HealthPartners Medical Office Building	St. Cloud, MN	Development	2Q 2010	60,108	15,624
University Physicians — Grant’s Ferry	Brandon, MS	Development	2Q 2010	50,575	14,032
Lancaster Rehabilitation Hospital (3)	Lancaster, PA	Development	2Q 2010	4,630	1,991

Total 2009 and 2010				259,504	$73,828

(1)
Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership. The Company had a 35.1% ownership interest at June 30, 2010. Alamance Regional Mebane Outpatient Center consists of a MOB and a cancer center, which became operational during 2Q 2009 and 3Q 2009, respectively.

(2)	Owned by Genesis Property Holding, LLC, which is a consolidated real estate partnership. The Company had a 40.0% ownership interest at June 30, 2010.

(3)	Represents 4,600 square foot expansion to the existing property.
Lease-up Property as of June 30, 2010
(dollars in thousands)

		Completion	Net Rentable	Construction	Percentage
Property	Location	Date	Square Feet	Cost	Leased

Medical Center Physicians Tower	Jackson, TN	2Q 2010	106,772	$20,173	75%
Construction in Progress as of June 30, 2010
(dollars in thousands)

		Estimated			Estimated
		Completion	Net Rentable	Investment	Total	Percentage
Property	Location	Date	Square Feet	to Date	Investment	Leased

Good Sam MOB Investors, LLC	Puyallup, WA	3Q 2011	80,000	$4,161	$24,700	73%
Bonney Lake MOB Investors, LLC (1)	Bonney Lakes, WA	3Q 2011	56,000	1,671	17,700	100%
Land and pre-construction developments			—	2,119	—

			136,000	$7,951	$42,400

(1)
As of June 30, 2010, the Company had a 100% ownership interest in the project. Subsequent quarter-end, the Company sold project equity to physician tenants and retained a 61.2% ownership interest, at which time the project became a consolidated real estate partnership.

Investment in Real Estate Properties
(in thousands)

Three Months Ended
June 30, 2010
Investment in real estate properties:
Development, redevelopment, and acquisitions	$10,994
Second generation tenant improvements	1,113
Recurring property capital expenditures	34

Total	$12,141